FORM OF DEBENTURE


THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR A VALID EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

THIS DEBENTURE IS SUBJECT TO THE PROVISIONS OF THAT CERTAIN DEBENTURE PURCHASE AGREEMENT, DATED AS OF NOVEMBER 24, 2003, AND ALL THE PROVISIONS OF WHICH ARE INCORPORATED BY REFERENCE INTO THIS DEBENTURE. A COPY OF THAT AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.


                      6% SUBORDINATED CONVERTIBLE DEBENTURE

$_____________                                              __________ __, 2003


     FOR VALUE RECEIVED, the undersigned, 3D Systems Corporation, a Delaware corporation (hereinafter referred to as the "COMPANY"), hereby promises to pay to ______________________, a _______________ ("PURCHASER"), or its assigns or transferees as permitted under the Purchase Agreement, as defined herein ("HOLDER"), to the extent not previously redeemed or converted in accordance with the terms hereof, the principal sum of _________dollars ($_______) and to pay interest on the outstanding principal balance of this Debenture (this "DEBENTURE") in accordance with Section 3 hereof.

     1. PURCHASE AGREEMENT. This Debenture is one of the Debentures issued pursuant to the Debenture Purchase Agreement dated as of November 24, 2003 (the "PURCHASE Agreement"), among the Company, Purchaser and the other purchasers identified on Schedule I thereof. The Holder is entitled to the benefits of the Purchase Agreement to which reference is hereby made for a statement of all applicable terms and conditions. All capitalized terms, unless otherwise defined herein, shall have the meanings ascribed to them in the Purchase Agreement.

     2. MATURITY DATE. To the extent not converted or redeemed, the Company agrees to pay the principal amount of the indebtedness evidenced hereby on November 30, 2013 (the "MATURITY DATE").

     3. INTEREST.

     The principal amount of this Debenture from time to time outstanding shall bear interest at the rate of six percent (6%) per annum from the date hereof and continuing until the payment in full or the earlier conversion.


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     Interest shall accrue from the date of issuance and be payable semi-annually in arrears on May 31 and November 30 of each year (each an "INTEREST PAYMENT DATE"), beginning on May 31, 2004, or, in the case of any redemption or certain conversions, the date of such redemption or certain conversion as provided for under the Purchase Agreement. Interest payable shall be paid in lawful money of the United States of America and in immediately available funds. Accrued and unpaid interest payable at the Maturity Date or any Redemption Date or on certain Conversion Dates shall be paid only in lawful money of the United States of America and in immediately available funds in accordance with Sections 2.2 and 2.3 of the Purchase Agreement.

     4. METHOD OF PAYMENT. Payments shall be made in the manner specified in
Section 2.5 of the Purchase Agreement.

     6. SUBORDINATION. The rights of the Holder of this Debenture are subordinated in accordance with the provisions of Article VII of the Purchase Agreement.

     7. EVENTS OF DEFAULT. Subject to the provisions of Article VII of the Purchase Agreement, upon and after the occurrence of an Event of Default, as defined in the Article VI of the Purchase Agreement, a Holder, as provided in the Purchase Agreement, may declare such Holder's Debentures to be due and payable.

     8. REDEMPTION. This Debenture is redeemable at a price equal to 100% of the outstanding principal amount of the Debenture, plus accrued and unpaid interest, up to the day preceding the Redemption Date, in accordance with the provisions of Section 2.2 of the Purchase Agreement.

     9. CONVERSION. This Debenture is convertible at a per share conversion price of $10.18, subject to certain adjustments, in accordance with the provisions of Sections 2.3 and 2.4 of the Purchase Agreement.

     10. GOVERNING LAW. This Debenture shall be interpreted, governed by and construed in accordance with, the laws of the State of California, without regard to its conflict of laws principles.


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     IN WITNESS WHEREOF, the undersigned has executed this Debenture as of the day and year first written above.

                                            3D SYSTEMS CORPORATION



                                            By:_____________________________
                                                Name:
                                                Title:


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